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JUNDT
GROWTH FUND

JUNDT
U.S. EMERGING
GROWTH FUND

JUNDT
OPPORTUNITY FUND

ANNUAL REPORT

DECEMBER 31, 1996

[PHOTO]

SEARCHING TODAY FOR THE GENIUSES OF TOMORROW-SM-

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LETTER TO SHAREHOLDERS

Dear Shareholder,

With the dawning of a new year come changes, new opportunities and challenges for the Jundt mutual funds. One such change is that you will now receive one annual report and one semi-annual report that integrate information pertaining to all three funds. We hope you find this combined-report format beneficial and convenient.

INTRODUCTION OF THE JUNDT OPPORTUNITY FUND
In December 1996, the Jundt Opportunity Fund was added to the Jundt family of mutual funds. The Opportunity Fund employs an aggressive yet flexible investment program emphasizing investments in domestic companies that are believed to have significant potential for capital appreciation. In normal market conditions, the Opportunity Fund anticipates that at least 65% of the portfolio will consist of common stocks of large and small domestic companies.

As a nondiversified fund, the Opportunity Fund has the flexibility to invest in a more limited and concentrated number of companies from time to time than a diversified mutual fund would. Under certain market conditions, the Opportunity Fund may employ its flexible investment strategy by investing in certain debt securities and leveraging the portfolio to a degree. Options and futures contracts also may be employed for hedging purposes. In addition, the Opportunity Fund may short positions within the portfolio if warranted. The Opportunity Fund is most appropriate as a portfolio complement for the aggressive, risk-oriented investor seeking capital appreciation.

JUNDT GROWTH FUND
With the closing of 1996, the Jundt Growth Fund completed its first full year as an open-end mutual fund. The Growth Fund continues to invest in 30 to 50 of what we believe are among the fastest-growing companies in the United States, with an emphasis on companies that have annual revenues of $750 million or more. The Growth Fund's investment performance was impacted during the first half of the year by our large cash position, which was necessitated by the Growth Fund's conversion from a closed-end to an open-end fund. Now fully invested, the Growth Fund will continue to invest in companies we believe will meet or exceed our target revenue growth of 15% annually. We believe the Growth Fund's portfolio reflects our disciplined investment strategy, as evidenced by its composite annual revenue growth rate, which exceeds 30%.

Despite what many predict will be a volatile market in 1997, the Growth Fund will remain a long-term investor in stocks and industries we feel will provide long-term growth for our shareholders. The Growth Fund will continue to hold positions in industries such as computer services/software and medical devices/drugs, whose products and services affect our economy and our lives every day. A significant new industry sector in which the Growth Fund recently has invested is offshore oil servicing. We believe this industry, for the first time in many years, exhibits potential for capital appreciation with selective holdings.


                                                                               1
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LETTER TO SHAREHOLDERS (CONCLUDED)

JUNDT U.S. EMERGING GROWTH FUND
The Jundt U.S. Emerging Growth Fund seeks to provide long-term capital appreciation by identifying and investing in 30 to 50 of what we believe are among the fastest-growing companies in the United States, with an emphasis on companies that have annual revenues of $750 million or less and that are growing 25% annually.

True to our style of seeking companies with strong top-line revenue growth, the U.S. Emerging Growth Fund's portfolio currently has a composite annual revenue growth rate that exceeds 50%. Despite investors' inclination to take a defensive position by seeking greater security in traditional "blue chip" stocks in the last two quarters of 1996, the U.S. Emerging Growth Fund posted a very strong 1996 total return, as shown in the total return chart that precedes the Schedule of Investments for the U.S. Emerging Growth Fund.

We believe there are many investment opportunities in today's marketplace. Our challenge is to discover emerging industries and companies and give our shareholders an opportunity to share in their growth. We believe significant opportunities exist in companies operating in the telecommunication infrastructure, healthcare services and internet technology industries. Our goal and mission will continue to be the identification of emerging industries and investment in companies that are creating value within these industries.

Thank you for placing your trust us. We take our obligation to shareholders seriously and pledge our most diligent efforts in the care of your investments.

Sincerely,


/s/ James R. Jundt
James R. Jundt
Chairman


                                                                               2
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JUNDT ASSOCIATES' APPROACH TO INVESTING:  GROWTH FUND


JUNDT ASSOCIATES IS GROWTH-ORIENTED; OUR FOCUS IS ON COMPANIES GENERATING significant revenue increases. We believe the U.S. economy's heterogeneous nature and multitrillion-dollar size generally afford investors significant growth opportunities. We emphasize the fundamental prospects of individual companies rather than macroeconomic trends.

The Jundt Growth Fund concentrates on medium- to large-capitalization companies, with at least half the equity securities consisting of companies that have annual revenues greater than $750 million. Within these parameters, the Growth Fund's mission is to establish equity positions in 30 to 50 companies we believe to be among the fastest-growing corporations in America. Particular emphasis is placed on companies we believe will achieve annual rates of revenue growth of 15% or greater.


INDUSTRY SECTORS REPRESENTED IN THE FUND'S PORTFOLIO ON DECEMBER 31, 1996
(as a percentage of net assets)
--------------------------------------------------------------------------------

[CHART]


                                                                               3
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PERFORMANCE DATA: GROWTH FUND (UNAUDITED)

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPH]

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1996)
--------------------------------------------------------------------------------
                                                         SINCE          SINCE
                               1-YEAR    5-YEAR     INCEPTION(4)    INCEPTION(5)
--------------------------------------------------------------------------------
CLASS A
 Without sales charge*          15.22%     7.45%          9.03%            --
 With sales charge               9.18      6.29           7.93             --
--------------------------------------------------------------------------------
CLASS B
 Without sales charge*          14.14        --             --          15.98%
 With sales charge              10.14        --             --          11.98
--------------------------------------------------------------------------------
CLASS C
 Without sales charge*          13.97        --             --          15.81
 With sales charge              12.97        --             --          15.81
--------------------------------------------------------------------------------
CLASS D
 Without sales charge*          14.81        --             --          16.66
 With sales charge               8.78        --             --          10.54
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX              22.45     15.26          15.81          22.45
--------------------------------------------------------------------------------
LIPPER INDEX                    17.48     13.08          13.85          17.48
--------------------------------------------------------------------------------

*Applicable to investors who purchased shares at net asset value (without sales charges), including Class A shareholders at the time of the Fund's conversion to an open-end fund on December 29, 1995.

(1)Total return is based on a hypothetical investment at the Fund's inception on September 3, 1991. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. One line reflects total return without deduction of the current maximum initial sales charge of 5.25%, and the other line reflects total return after deduction of such sales charge. Total return prior to December 29, 1995 reflects the Fund's performance as a closed-end fund. As an open-end fund, the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Total return assumes reinvestment of all dividends and distributions. Since December 29, 1995, the Fund has offered its shares in four classes (Class A, B, C and D). Class B, Class C and Class D performance will vary from Class A performance due to the differences in sales charges and expenses applicable to an investment in each such class.

(2)The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. THE INDEX DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES AND EXPENSES THAT ARE BORNE BY MUTUAL FUND INVESTORS. Inception date for index data is August 31, 1991.

(3)The Lipper Growth Fund Index is the composite performance of the 30 largest "growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION. Inception date for index data is August 31, 1991.

(4)Inception dates are September 3, 1991 for the Fund's Class A shares and August 31, 1991 for index data.

(5)Inception dates are December 29, 1995 for the Fund's Class B, Class C and Class D shares and December 31, 1995 for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
THAN THEIR ORIGINAL COST.
                                                                               4
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

                                                                 Jundt Growth Fund
SCHEDULE OF INVESTMENTS                                          December 31, 1996


COMMON STOCKS
Industry Description and Issue              Number of Shares                Cost     Market Value(a)
----------------------------------------------------------------------------------------------------
CLIENT SERVER SOFTWARE (4.9%)

     HBO & Company                                    33,200        $  1,960,875        $  1,971,250
     Peoplesoft Inc. (b)                              58,900           1,290,242           2,823,519
                                                                    --------------------------------
                                                                       3,251,117           4,794,769
                                                                    --------------------------------

COMPUTER SERVICES/SOFTWARE (13.9%)

     3Com Corporation (b)                             46,800           2,070,900           3,433,950
     cisco Systems, Inc. (b)                          62,400           2,917,607           3,970,200
     Computer Sciences Corporation (b)                23,300           1,816,099           1,913,512
     Microsoft Corporation (b)                        50,600           2,364,592           4,180,825
                                                                    --------------------------------
                                                                       9,169,198          13,498,487
                                                                    --------------------------------

DATABASE SOFTWARE (3.1%)

     Oracle Systems Corp. (b)                         70,875           2,183,002           2,959,031
                                                                    --------------------------------

ENERGY (10.5%)

     Baker Hughes Incorporated                        43,400           1,406,938           1,497,300
     ENSCO International Incorporated (b)             29,700           1,049,204           1,440,450
     Global Marine Inc. (b)                           56,300           1,061,696           1,161,188
     Schlumberger Limited                             23,400           2,050,101           2,337,075
     Smith International, Inc. (b)                    37,200           1,164,118           1,669,350
     Tidewater Inc.                                   46,500           2,107,444           2,104,125
                                                                    --------------------------------
                                                                       8,839,501          10,209,488
                                                                    --------------------------------

HEALTHCARE SERVICES (4.4%)

     Oxford Health Plans, Inc. (b)                    48,900           2,013,856           2,863,706
     Phycor, Inc. (b)                                 12,150             358,425             344,756
     United HealthCare Corporation                    22,400           1,069,533           1,008,000
                                                                    --------------------------------
                                                                       3,441,814           4,216,462
                                                                    --------------------------------

INTERACTIVE MEDIA (1.0%)

     CUC International Inc. (b)                       41,700             994,823             990,375
                                                                    --------------------------------

INTERNET TECHNOLOGY (2.7%)

     Netscape Communications Corporation (b)          45,300           2,775,455           2,576,438
                                                                    --------------------------------

See accompanying notes to schedule of investments.                                                5


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
                                                                Jundt Growth Fund
SCHEDULE OF INVESTMENTS (continued)                             December 31, 1996


COMMON STOCKS (CONCLUDED)
Industry Description and Issue             Number of Shares                Cost    Market Value (a)
----------------------------------------------------------------------------------------------------
MEDICAL DEVICES/DRUGS (17.2%)

    Biogen, Inc. (b)                                 89,100        $  2,904,038        $  3,452,625
    Boston Scientific Corporation (b)                59,100           2,671,648           3,546,000
    Eli Lilly and Company                            37,900           2,376,057           2,766,700
    Genzyme Corporation (b)                          80,000           2,411,803           1,740,000
    Medtronic, Inc.                                  20,500           1,160,653           1,394,000
    Merck & Co., Inc.                                46,900           3,134,678           3,716,825
                                                                   --------------------------------
                                                                     14,658,877          16,616,150
                                                                   --------------------------------

RESTAURANTS (5.0%)

    Boston Chicken, Inc. (b)                         45,400           1,567,735           1,628,725
    Starbucks Corp. (b)                             112,800           2,884,400           3,228,900
                                                                   --------------------------------
                                                                      4,452,135           4,857,625
                                                                   --------------------------------

RETAIL (14.2%)

    AutoZone, Inc. (b)                               41,000           1,416,960           1,127,500
    Lowe's Companies, Inc.                           45,100           1,522,276           1,601,050
    NIKE, Inc.                                       17,000           1,061,613           1,015,750
    PETsMART, Inc. (b)                              142,600           2,266,128           3,119,375
    Staples, Inc. (b)                               166,362           3,008,165           3,004,914
    The Home Depot, Inc.                             77,883           3,095,301           3,903,885
                                                                   --------------------------------
                                                                     12,370,443          13,772,474
                                                                   --------------------------------

TELECOMMUNICATION INFRASTRUCTURE (8.8%)

    ADC Telecommunications, Inc. (b)                 50,600           1,476,515           1,574,925
    Ascend Communications, Inc. (b)                  16,200           1,022,585           1,006,425
    Cascade Communications Corp. (b)                 43,600           1,906,948           2,403,450
    Tellabs, Inc. (b)                                94,400           1,832,807           3,551,800
                                                                   --------------------------------
                                                                      6,238,855           8,536,600
                                                                   --------------------------------

WIRELESS/TELECOMMUNICATION SERVICES (6.4%)

    Airtouch Communications, Inc. (b)                38,000           1,074,830             959,500
    LCI International, Inc. (b)                      32,400           1,018,750             696,600
    WorldCom, Inc. (b)                              173,000           2,821,962           4,508,813
                                                                   --------------------------------
                                                                      4,915,542           6,164,913
                                                                   --------------------------------
Miscellaneous (1.4%)

    First Data Corporation                           36,800           1,248,127           1,343,200
                                                                   --------------------------------

TOTAL COMMON STOCKS (93.5%)                                          74,538,889          90,536,012
                                                                   --------------------------------
                                                                   --------------------------------
See accompanying notes to schedule of investments.                                                6

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

                                                                Jundt Growth Fund
SCHEDULE OF INVESTMENTS (continued)                             December 31, 1996


CONVERTIBLE CORPORATE BONDS
Industry Description and Issue             Principal Amount                Cost     Market Value (a)
----------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES (1.1%)

    PhyCor, Inc., 4.50%, 2/15/03                 $1,051,000        $  1,065,364        $  1,039,176
                                                                   --------------------------------

TOTAL CONVERTIBLE CORPORATE BONDS (1.1%)                              1,065,364           1,039,176
                                                                   --------------------------------
                                                                   --------------------------------

SHORT-TERM SECURITIES
Issue

REPURCHASE AGREEMENT (5.4%)

    Repurchase agreement with Merrill Lynch
      Government Securities, Inc., 5.75%
      acquired on 12/31/96 and due 1/02/97
      with accrued interest of $1,683
      (collateralized by $5,270,000 U.S.
      Treasury Note 6.75%, due 6/30/99,
      value including accrued
      interest, $5,540,088)                       5,267,000           5,267,000           5,267,000
                                                                   --------------------------------
MONEY MARKET FUND (0.0%)
    Norwest Treasury Fund, 4.69%                     26,492              26,492              26,492
                                                                   --------------------------------

TOTAL SHORT-TERM SECURITIES (5.4%)                                    5,293,492           5,293,492
                                                                   --------------------------------
                                                                   --------------------------------

    Total investments in securities  (100.0%)                       $80,897,745(c)       96,868,680
                                                                   ------------
                                                                   ------------
    Liabilities in excess of other assets (0.0%)                                            (31,647)
                                                                                        -----------


NET ASSETS (100.0%)                                                                     $96,837,033
                                                                                        -----------
                                                                                        -----------

Notes to Schedule of Investments:
   Percentage of investments as shown is the ratio of the total market value to total net assets.
   (a) Securities are valued by procedures described in note 2 to the financial statements.
   (b) Presently non-income producing.
   (c) Cost for federal income tax purposes at December 31, 1996 was $81,264,480. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
      --------------------------------------------
       Gross unrealized appreciation   $17,448,692
       Gross unrealized depreciation   (1,844,492)
       Net unrealized appreciation      $15,604,200
      --------------------------------------------
                                                                           7

JUNDT ASSOCIATES' APPROACH TO INVESTING:  U.S. EMERGING GROWTH FUND

JUNDT ASSOCIATES IS GROWTH-ORIENTED; OUR FOCUS IS ON COMPANIES GENERATING significant revenue increases. We believe the U.S. economy's heterogeneous nature and multitrillion-dollar size generally afford investors significant growth opportunities. We emphasize the fundamental prospects of individual companies rather than macroeconomic trends.

The Jundt U.S. Emerging Growth Fund concentrates on smaller-capitalization companies, with at least half the equity securities consisting of companies with annual revenues less than $750 million. Within these parameters, the U.S. Emerging Growth Fund's mission is to establish equity positions in 30 to 50 companies we believe to be among the fastest-growing corporations in America. Particular emphasis is placed on companies we believe will achieve annual rates of revenue growth of 25% or greater.

INDUSTRY SECTORS REPRESENTED IN THE FUND'S PORTFOLIO ON DECEMBER 31, 1996
(as a percentage of net assets)
--------------------------------------------------------------------------------

[CHART]

PERFORMANCE DATA: U.S. EMERGING GROWTH FUND (unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

[GRAPH]


AVERAGE ANNUAL TOTAL RETURNS
(for period ended December 31, 1996)
--------------------------------------------------------------------------------

                             SINCE
                         INCEPTION(4)
-----------------------------------
CLASS A                      44.32%
-----------------------------------
CLASS B
    Without sales charge*    42.90
    With sales charge        38.90
-----------------------------------
CLASS C
    Without sales charge*    42.82
    With sales charge        41.82
-----------------------------------
CLASS D
    Without sales charge*    43.40
    With sales charge        35.88
-----------------------------------
RUSSELL 2000 INDEX           16.49
-----------------------------------
LIPPER INDEX                 14.51
-----------------------------------
*Applicable to investors who purchased shares at net asset value (without sales charges).


(1)Total return is based on a hypothetical investment at the Fund's inception on January 2, 1996. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. One line reflects the deduction of the maximum initial sales charge of 5.25%, and the other line does not reflect such charge. The ending value of investments in the Fund's Class A shares (which are not subject to any sales charges), Class B shares (reflecting the deduction of the maximum deferred sales charge of 4%) and Class C shares (reflecting the deduction of the maximum deferred sales charge of 1%) over the same time period was $14,432, $13,890 and $14,182, respectively.

(2)The Russell 2000 Index measures the performance of the 2,000 smallest companies represented in the Russell 3000 Index (comprised of the 3,000 largest U.S. companies based on total market capitalization).THE INDEX DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES AND EXPENSES THAT ARE BORNE BY MUTUAL FUND INVESTORS. Inception date for index data is December 31, 1995.

(3)The Lipper Small Company Growth Fund Index is the composite performance of the 30 largest "small company growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION. Inception date for index data is December 31, 1995.

(4)Inception dates are January 2, 1996 for the Fund's shares and December 31, 1995 for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. INVESTMENT RETURN
AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT
SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
THAN THEIR ORIGINAL COST.

                                                 Jundt U.S. Emerging Growth Fund
SCHEDULE OF INVESTMENTS                                        December 31, 1996

COMMON STOCKS
Industry Description and Issue             Number of Shares                Cost     Market Value (a)
----------------------------------------------------------------------------------------------------
CLIENT SERVER SOFTWARE (2.1%)

    Baan Company N.V. (b)                            8,300          $  307,297           $   288,425
                                                                   --------------------------------

COMPUTER SERVICES/SOFTWARE (13.6%)

    Aurum Software, Inc. (b)                         4,900             123,438              113,313
    HNC Software Inc. (b)                            9,000             295,428              282,375
    McAFee Associates, Inc. (b)                     12,900             441,525              567,600
    Rational Software Corporation (b)                5,800             194,550              229,462
    Siebel Systems, Inc. (b)                         8,800              92,850              237,600
    Superior Consultant Holdings Corporation (b)    10,000             160,000              247,500
    Veritas Software Corporation (b)                 4,050             183,787              201,487
                                                                   --------------------------------
                                                                     1,491,578            1,879,337
                                                                   --------------------------------
DATABASE SOFTWARE (0.8%)

    Forte Software, Inc. (b)                         3,300             103,125              108,075
                                                                   --------------------------------

ENERGY (8.1%)

    Diamond Offshore Drilling, Inc. (b)              9,900             566,599              564,300
    Seitel, Inc. (b)                                 4,400             179,733              176,000
    Transocean Offshore Inc.                         5,900             395,930              369,488
                                                                   --------------------------------
                                                                     1,142,262            1,109,788
                                                                   --------------------------------
HEALTHCARE SERVICES (8.4%)

    Access Health, Inc. (b)                          8,300             279,900              371,425
    American Medserve Corporation (b)               15,000             225,000              232,500
    Enterprise Systems, Inc. (b)                    23,300             461,074              547,550
                                                                   --------------------------------
                                                                       965,974            1,151,475
                                                                   --------------------------------
INTERNET TECHNOLOGY (5.2%)

    Netscape Communications Corporation (b)         12,600             603,978              716,625
                                                                   --------------------------------


MEDICAL DEVICES/DRUGS (18.0%)

    Biochem Pharma, Inc. (b)                        14,300             543,457              718,575
    Biogen, Inc. (b)                                13,000             342,250              503,750
    Dura Pharmaceuticals, Inc. (b)                  10,000             250,000              477,500
    Target Therapeutics, Inc. (b)                   18,400             774,271              772,800
                                                                   --------------------------------
                                                                     1,909,978            2,472,625
                                                                   --------------------------------

See accompanying notes to schedule of investments.                                               10

                                                 Jundt U.S. Emerging Growth Fund
SCHEDULE OF INVESTMENTS (continued)                            December 31, 1996


COMMON STOCKS (CONCLUDED)
Industry Description and Issue             Number of Shares                Cost     Market Value (a)
----------------------------------------------------------------------------------------------------
RESTAURANTS (8.6%)

    Einstein/Noah Bagel Corp. (b)                     5,800      $      136,858       $     172,550
    Famous Dave's of America, Inc.  (b)              65,100             687,388             634,725
    Rainforest Cafe, Inc. (b)                         5,800             156,146             136,300
    Starbucks Corp. (b)                               8,600             232,175             246,175
                                                                   --------------------------------
                                                                      1,212,567           1,189,750
                                                                   --------------------------------

RETAIL (3.2%)

    Petco Animal Supplies, Inc. (b)                  21,200            524,268              439,900
                                                                   --------------------------------

TELECOMMUNICATION INFRASTRUCTURE (15.5%)

    ADC Telecommunications, Inc.  (b)                 4,000             148,000             124,500
    Advanced Fibre Communications, Inc. (b)           2,400              94,793             133,500
    Ascend Communications, Inc. (b)                   7,800             414,181             484,575
    Cascade Communications Corp. (b)                  4,000             252,250             220,500
    FORE Systems, Inc. (b)                            4,400             167,798             144,650
    GeoTel Communications Corporation, Inc. (b)      20,000             240,000             260,000
    PairGain Technologies, Inc. (b)                  12,800             352,600             389,600
    Tellabs, Inc. (b)                                 6,000             154,500             225,750
    Xylan Corporation (b)                             5,500             146,345             155,375
                                                                   --------------------------------
                                                                      1,970,467           2,138,450
                                                                   --------------------------------

WIRELESS/TELECOMMUNICATION SERVICES (4.2%)

    Edify Corporation (b)                             8,200             123,000             131,200
    Snyder Communciations, Inc. (b)                   5,100              96,182             137,700
    Sykes Enterprises, Incorporated (b)               3,300             140,428             123,750
    Teleport Communications Group Inc. (b)            6,000             111,000             183,000
                                                                   --------------------------------
                                                                        470,610             575,650
                                                                   --------------------------------

MISCELLANEOUS (3.3%)

    ABR Information Services, Inc. (b)                6,800             289,000             267,750
    USA Detergents, Inc. (b)                          4,600             180,419             191,475
                                                                   --------------------------------
                                                                        469,419             459,225
                                                                   --------------------------------

TOTAL COMMON STOCKS (91.0%)                                          11,171,523          12,529,325
                                                                   --------------------------------
                                                                   --------------------------------
See accompanying notes to schedule of investments.                                               11

                                                 Jundt U.S. Emerging Growth Fund
SCHEDULE OF INVESTMENTS (concluded)                            December 31, 1996

SHORT-TERM SECURITIES
Issue                                      Principal Amount                Cost     Market Value (a)
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.7%)

    Repurchase agreement with
       Merrill Lynch Government
       Securities, Inc., 5.75% acquired
       on 12/31/96 and due 1/02/97 with
       accrued interest of $385
       (collateralized by $1,205,000
       U.S. Treasury Note 6.75%, due
       6/30/99, value including
       accrued interest, $1,266,756)             $1,205,000         $ 1,205,000         $ 1,205,000
                                                                    -------------------------------

MONEY MARKET FUND (0.5%)

    Norwest Treasury Fund, 4.69%                     66,784              66,784              66,784
                                                                    -------------------------------

TOTAL SHORT-TERM SECURITIES (9.2%)                                    1,271,784           1,271,784

    Total investments in securities (100.2%)                        $12,443,307(c)       13,801,109
                                                                    -----------
    Liabilities in excess of other assets (-0.2%)                                           (26,472)
                                                                                        -----------

NET ASSETS (100.0%)                                                                     $13,774,637
                                                                                        -----------

    Notes to Schedule of Investments:
      Percentage of investments as shown is the ratio of the total market value to total net assets.
      (a) Securities are valued by procedures described in note 2 to the financial statements.
      (b) Presently non-income producing.
      (c) Cost for federal income tax purposes at December 31, 1996 was $12,502,636. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:
    -------------------------------------------------------
    Gross unrealized appreciation                $1,669,796
    Gross unrealized depreciation                  (371,323)
    Net unrealized appreciation                  $1,298,473
    -------------------------------------------------------
                                                                           12

JUNDT ASSOCIATES' APPROACH TO INVESTING:  OPPORTUNITY FUND

THE JUNDT OPPORTUNITY FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CAPITAL APPRECIATION by utilizing an aggressive yet very flexible investment program. While a percentage of equity holdings in the Fund may at times mirror those in the Jundt Growth and the Jundt U.S. Emerging Growth Funds, the Jundt Opportunity Fund also may sell securities short, invest in options and futures contracts and leverage the portfolio. These investment techniques, among others, may be utilized by the Investment Adviser to enable the Opportunity Fund to achieve its objective of capital appreciation.

                                                 Jundt Opportunity Fund
SCHEDULE OF INVESTMENTS                               December 31, 1996

COMMON STOCKS
Industry Description and Issue             Number of Shares                Cost     Market Value (a)
----------------------------------------------------------------------------------------------------
COMPUTER SERVICES/SOFTWARE (5.5%)

    McAfee Associates, Inc. (b)                         500           $  22,000           $  22,000
                                                                    -------------------------------


MEDICAL DEVICES/DRUGS (5.2%)

    Target Therapeutics, Inc. (b)                       500              21,750              21,000
                                                                    -------------------------------


RESTAURANTS (18.3%)

    Famous Dave's of America, Inc. (b)                7,500              76,500              73,125
                                                                    -------------------------------


TELECOMMUNICATION INFRASTRUCTURE (6.9%)

    Cascade Communications Corp. (b)                    500              28,500              27,562
                                                                    -------------------------------


TOTAL COMMON STOCKS (35.9%)                                             148,750             143,687
                                                                    -------------------------------

    Total investments in securities (35.9%)                            $148,750(c)          143,687
                                                                    -----------
    Other assets in excess of liabilities (64.1%)                                           256,448
                                                                                           --------


NET ASSETS (100.0%)                                                                        $400,135
                                                                                           --------

    Notes to Schedule of Investments:
       Percentage of investments as shown is the ratio of the total market value to total net assets.
      (a)Securities are valued by procedures described in note 2 to the financial statements.
      (b)Presently non-income producing.
      (c)Cost for federal income tax purposes as of December 31, 1996 was $148,750. The aggregate gross unrealized appreciation
         and depreciation on investments in securities based on this cost were:
    -------------------------------------------------------
         Gross unrealized appreciation            $      --
         Gross unrealized depreciation               (5,063)
         Net unrealized depreciation                $(5,063)
    -------------------------------------------------------



FINANCIAL STATEMENTS                                  December 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES
                                                                     Jundt U.S.             Jundt
                                                   Jundt              Emerging          Opportunity
                                                Growth Fund         Growth Fund             Fund
----------------------------------------------------------------------------------------------------
ASSETS

    Investment in Securities, at
       Market Value (note 2) including
       Repurchase Agreements of $5,267,000,
       $1,205,000 and $0, respectively
       (identified cost: $80,897,745,
       $12,443,307 and $148,750,
       respectively)                            $96,868,680         $13,801,109            $143,687
    Cash                                                 --               3,946             112,306
    Receivable for capital shares sold                   --               9,734             293,000
    Receivable for securities sold                  291,338                  --                  --
    Dividends and accrued interest receivable        49,340                 192                  --
    Receivable from investment adviser                   --              11,325                 115
    Deferred organization costs                          --              69,435              41,885
    Prepaid expenses                                 22,605              18,695                  --
                                                ---------------------------------------------------
       Total assets                              97,231,963          13,914,436             590,993
                                                ---------------------------------------------------
LIABILITIES
    Payable for capital shares redeemed             155,558              79,644                  --
    Payable for securities purchased                     --                  --             148,750
    Accrued investment management fee                84,576              12,132                  71
    Accrued administrative fee                       16,915               2,426                  11
    Accrued distribution fee                             75               3,357                   4
    Accrued expenses and other liabilities          137,806              42,240              42,022
                                                ---------------------------------------------------
       Total liabilities                            394,930             139,799             190,858
                                                ---------------------------------------------------
    Net assets applicable to outstanding
    capital stock                               $96,837,033         $13,774,637            $400,135
                                                ---------------------------------------------------

NET ASSETS CONSIST OF

    Capital stock (note 1)                      $85,214,687         $12,831,819            $405,198
    Accumulated net realized loss
    on investments                               (4,348,589)           (414,984)                 --
    Unrealized appreciation (depreciation)
    on investments                               15,970,935           1,357,802              (5,063)
                                                ---------------------------------------------------
    Total, representing net assets applicable to
       outstanding capital stock                $96,837,033         $13,774,637            $400,135
                                                ---------------------------------------------------
    Net assets applicable to outstanding
    Class A shares                              $96,458,007         $ 9,024,764            $286,373
                                                ---------------------------------------------------
    Net assets applicable to outstanding
    Class B shares                              $    37,243         $ 1,708,503            $  1,056
                                                ---------------------------------------------------
    Net assets applicable to outstanding
    Class C shares                              $     2,275         $ 1,766,202            $  1,066
                                                ---------------------------------------------------
    Net assets applicable to outstanding
    Class D shares                              $   339,508         $ 1,275,168            $111,640
                                                ---------------------------------------------------

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE


    Class A shares of capital stock outstanding:
     7,048,097, 721,363 and 29,007, respectively     $13.69              $12.51               $9.87
                                                ---------------------------------------------------
    Class B shares of capital stock outstanding:
     2,747,  138,164 and 107, respectively           $13.56              $12.37               $9.87
                                                ---------------------------------------------------
    Class C shares of capital stock outstanding:
     168,  142,943 and 108, respectively             $13.54              $12.36               $9.87
                                                ---------------------------------------------------
    Class D shares of capital stock outstanding:
     24,884,  102,695 and 11,309, respectively       $13.64              $12.42               $9.87
                                                ---------------------------------------------------
See accompanying notes to financial statements.                                                  15


FINANCIAL STATEMENTS (continued)                                December 31, 1996

STATEMENTS OF OPERATIONS
                                                                     Jundt U.S.             Jundt
                                                    Jundt             Emerging          Opportunity
                                                Growth Fund         Growth Fund             Fund
                                              -----------------------------------------------------
                                                                    Period from         Period from
                                                 Year ended            1/2/96*           12/26/96*
                                                  12/31/96          to 12/31/96         to 12/31/96
----------------------------------------------------------------------------------------------------
INCOME

    DIVIDENDS                                   $   217,494           $      --           $      --
    INTEREST                                        125,260              48,731                  --
                                                ---------------------------------------------------
                                                    342,754              48,731                  --
                                                ---------------------------------------------------

EXPENSES (note 4)

    Investment management fee                     1,054,008             108,940                  71
    Transfer agent fee                              282,159              64,497                  --
    Administrative fee                              210,802              21,788                  11
    Audit and legal fees                            186,998              39,544                  --
    Registration fee                                 80,207              68,404                  --
    Directors' fees                                  56,972              13,739                  --
    Custodian fee                                    35,503              18,260                  --
    Reports to shareholders                          25,137               2,732                  --
    Amortization of deferred organization costs          --              17,345                 115
    Account maintenance fee:
      Class B                                            69               1,792                  --
      Class C                                             4               3,388                  --
      Class D                                           293               3,968                   4
    Distribution fee:
      Class B                                           208               5,377                  --
      Class C                                            11              10,163                  --
    Other                                            54,898              14,242                  22
                                                ---------------------------------------------------
       Total expenses before reimbursement        1,987,269             394,179                 223
    Reimbursement of expenses                            --            (200,664)               (115)
                                                ---------------------------------------------------
       Expenses after reimbursement               1,987,269             193,515                 108
                                                ---------------------------------------------------

    Investment loss-net                          (1,644,515)           (144,784)               (108)
                                                ---------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
----------------------------------------------------------------------------------------------------
    Net realized gain (loss)
    on investments (note 3)                      (3,183,866)          1,574,974                  --
    Net change in unrealized appreciation
    (depreciation) on investments                18,490,415           1,357,802              (5,063)
                                                ---------------------------------------------------
          NEt gain (loss) on investments         15,306,549           2,932,776              (5,063)
                                                ---------------------------------------------------

    Net increase (decrease) in net assets
    resulting from operations                   $13,662,034          $2,787,992             $(5,171)
                                                ---------------------------------------------------
                                                ---------------------------------------------------
----------------------------------------------------------------------------------------------------
*Commencement of investment operations.
see accompanying notes to financial statements.                                                  16

FINANCIAL STATEMENTS (continued)                               December 31, 1996


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Jundt U.S.             Jundt
                                                                                           Emerging         Opportunity
                                                           Jundt Growth Fund            Growth Fund             Fund
                                              -------------------------------------------------------------------------
                                                                                        Period from         Period from
                                                 Year ended          Year ended             1/2/96*          12/26/96*
                                                   12/31/96            12/31/96         to 12/31/96         to 12/31/96
------------------------------------------------------------------------------------------------------------------------
OPERATIONS

    Investment loss-net                       $  (1,644,515)     $   (1,775,720)       $   (144,784)        $      (108)
    Net realized gain (loss) on investments      (3,183,866)         87,197,971           1,574,974                  --
    Net change in unrealized appreciation
       (depreciation) on investments             18,490,415         (46,279,923)          1,357,802              (5,063)
                                              -------------------------------------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations                 13,662,034          39,142,328           2,787,992              (5,171)
                                              -------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

    Realized capital gains-net                     (564,175)        (83,541,012)         (1,862,519)                 --
                                              -------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

    Net proceeds from shares sold:
        Class A shares                            6,424,907               1,492           8,657,503             290,060
        Class B shares                               41,423               1,000           1,761,699               1,060
        Class C shares                                1,058               1,000           2,033,013               1,070
        Class D shares                              343,477               1,000           2,926,089             113,076
    Distributions reinvested:
        Class A shares                               90,076          27,275,924             303,212                  --
        Class B shares                                    7                  --             140,248                  --
        Class C shares                                    7                  --              75,849                  --
        Class D shares                                1,684                  --             175,743                  --
    Cost of shares redeemed:
        Class A shares                          (63,771,073)        (65,556,384)           (976,443)                 --
        Class B shares                              (10,397)                 --             (25,044)                 --
        Class C shares                                   --                  --            (314,960)                 --
        Class D shares                              (24,053)                 --          (2,007,745)                 --
                                              -------------------------------------------------------------------------

    Net increase (decrease)
        in net assets from capital
        share transactions                      (56,902,884)        (38,275,968)         12,749,164             405,266
                                              -------------------------------------------------------------------------

NET ASSETS

    Total increase (decrease) in net assets     (43,805,025)        (82,674,652)         13,674,637             400,095
    net assets at beginning of period           140,642,058         223,316,710             100,000                  40
                                              -------------------------------------------------------------------------
    Net assets at end of period                $ 96,837,033        $140,642,058         $13,774,637            $400,135
                                              -------------------------------------------------------------------------
                                              -------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    *COMMENCEMENT OF INVESTMENT OPERATIONS.
    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.                                                                  17


FINANCIAL STATEMENTS (CONCLUDED)                               December 31, 1996


STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                                         Jundt U.S.             Jundt
                                                                                          Emerging          Opportunity
                                                        Jundt Growth Fund                Growth Fund             Fund
                                              -------------------------------------------------------------------------
                                                                                        Period from         Period from
                                                 Year ended          Year ended           1/2/96*            12/26/96*
                                                   12/31/96            12/31/96         to 12/31/96         to 12/31/96
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTION

    Shares sold:
        Class A shares                              523,768                 125             751,525              29,006
        Class B shares                                3,403                  83             128,454                 106
        Class C shares                                   83                  84             159,854                 107
        Class D shares                               26,465                  84             239,635              11,308
    Shares issued for dividends reinvested:
        Class A shares                                6,532           2,311,519              24,433                  --
        Class B shares                                    1                  --              11,420                  --
        Class C shares                                    1                  --               6,187                  --
        Class D shares                                  122                  --              14,253                  --
    Shares redeemed:
        Class A shares                           (5,248,054)         (5,485,890)            (64,295)                 --
        Class B shares                                 (740)                 --              (1,810)                 --
        Class C shares                                   --                  --             (23,198)                 --
        Class D shares                               (1,787)                 --            (151,293)                 --
                                              -------------------------------------------------------------------------
    Net increase (decrease)
    in shares outstanding                        (4,690,206)         (3,173,995)          1,095,165              40,527
                                              -------------------------------------------------------------------------
                                              -------------------------------------------------------------------------
*Commencement of investment operations.
See accompanying notes to financial statements.
                                                                                                                     18

NOTES TO FINANCIAL STATEMENTS                                  December 31, 1996

1. ORGANIZATION
The funds are registered under the Investment Company Act of 1940 (as amended) (the "Act") as open-end management investment companies, each of which has different investment objectives and their own investment portfolios and net asset values. The Jundt Growth Fund, Inc. ("Growth Fund") commenced operations on September 3, 1991 as a diversified, closed-end investment company. Growth Fund converted to an open-end investment company immediately following the close of business on December 28, 1995 (the "Open-End Conversion"). Jundt U.S. Emerging Growth Fund ("U.S. Emerging Growth Fund") and Jundt Opportunity Fund ("Opportunity Fund") are series of Jundt Funds, Inc. (the "Company"). The Company accounts separately for the assets, liabilities and operations of each such fund. U.S. Emerging Growth Fund, a diversified series of the Company, commenced operations on January 2, 1996. The only transaction of U.S. Emerging Growth Fund prior to commencement of investment operations was the sale of 9,700 shares of Class A and 100 shares of each of Class B, Class C and Class D to a principal of Jundt Associates, Inc. (the "Adviser") for $100,000 ($10 per share). Opportunity Fund, a non-diversified series of the Company, commenced operations on December 26, 1996. The only transaction of Opportunity Fund prior to commencement of investment operations was the sale of 1 share of each Class A, Class B, Class C and Class D to a principal of the Adviser for $40 ($10 per share).

Growth Fund, U.S. Emerging Growth Fund and Opportunity Fund currently offer shares in four classes (Class A, Class B, Class C and Class D). Effective upon the Open-End Conversion, each issued and outstanding Growth Fund share was converted to a Class A share. Shares of Class A of U.S. Emerging Growth Fund and Opportunity Fund (which are not subject to a front-end or deferred sales charge) are available for investment only by certain individuals and entities associated with the funds. Shares of Class A of Growth Fund (which are available only to persons that may purchase the other Funds' Class A shares and to Growth Fund shareholders at the time of the Open-End Conversion) and Class D of each fund are generally sold with a front-end sales charge. Shares of Class B and Class C of each fund may be subject to a contingent deferred sales charge when redeemed.

All classes of shares have identical liquidation and other rights and the same terms and conditions except that Class B, Class C, and Class D shares bear certain expenses related to the account maintenance of such shares and Class B and Class C shares also bear certain expenses related to the distribution of such shares. Shareholder servicing costs attributable to a particular class will be allocated to such class. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures and to certain other matters relating exclusively to such class; otherwise, all classes of shares have the same voting rights.

Growth Fund is authorized to issue up to 10 billion shares, par value $.01 per share. The Company is authorized to issue up to 1 trillion common shares, par value $.01 per share. Currently 10 billion shares have been designated to each U.S. Emerging Growth Fund and Opportunity Fund.

The investment objective of each fund is as follows:

- Growth Fund--to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies that are believed by the Adviser to have significant potential for growth in revenue and earnings.

- U. S. Emerging Growth Fund--to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging growth companies that are believed by the Adviser to have significant potential for growth in revenue and earnings.

- Opportunity Fund--to provide capital appreciation by employing an aggressive yet flexible investment

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 1996

    program emphasizing investments in domestic companies that are believed by the Adviser to have significant potential for capital appreciation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The significant accounting policies followed by the funds are as follows:

INVESTMENT IN SECURITIES
Investments in securities traded on U.S. securities exchanges or included in a national market system and open short sale transactions are valued at the last quoted sales price as of the close of business on the date of valuation or, lacking any sales, at the mean between the most recently quoted bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Options and futures contracts are valued at market value or fair value if no market exists, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Other securities for which market quotations are not readily available are valued at fair value in good faith by or under the direction of the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.

FEDERAL TAXES
The funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intend to distribute all of their investment company taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar year basis, the funds will make sufficient distributions of their net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the period in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the funds. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made: Growth Fund -- accumulated net investment loss has been decreased by $1,644,515 and accumulated net realized loss on investments has been decreased by $22, resulting in a reclassification adjustment to decrease paid-in capital by $1,644,537; U.S. Emerging Growth -- accumulated net investment loss has been decreased by $144,784 and accumulated net realized loss on investments has been increased by $127,439, resulting in a reclassification adjustment to decrease paid-in capital by $17,345; Opportunity Fund -- accumulated net investment loss has been decreased by $108, resulting in a reclassification adjustment to decrease paid-in capital by $108. These reclassifications have no effect on net assets or net asset value per share.

For federal income tax purposes, the Growth Fund had a capital loss carryforward of $3,981,855 at December 31, 1996, which, if not offset by subsequent capital gains, will expire in 2004. U.S. Emerging Growth Fund has available approximately $373,000 of accumulated capital losses to offset subsequent capital gains.

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 1996



REPURCHASE AGREEMENTS
The funds may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security (U.S. government securities) at a mutually agreed upon time and price. The funds take possession of the underlying securities, mark to market such securities daily and, if necessary, receive additional securities to ensure that the contract is adequately collateralized.

DERIVATIVE FINANCIAL INSTRUMENTS AND OTHER
INVESTMENT STRATEGIES
Opportunity Fund may engage in various portfolio strategies to hedge against changes in net asset value or to attempt to realize a greater current return.

OPTIONS TRANSACTIONS: For hedging purposes, Opportunity Fund may purchase and sell put and call options on its portfolio securities.

The risk associated with purchasing an option is that Opportunity Fund pays a premium whether or not the option is exercised. Additionally, Opportunity Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When Opportunity Fund writes an option, the premium received by Opportunity Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by Opportunity Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether Opportunity Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by Opportunity Fund. In writing an option, Opportunity Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by Opportunity Fund could result in Opportunity Fund selling or buying a security at a price different from the current market price.

FINANCIAL FUTURES CONTRACTS: Opportunity Fund may purchase or sell financial futures contracts to attempt to increase investment return. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, Opportunity Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, Opportunity Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by Opportunity Fund as unrealized gains or losses. When the contract is closed, Opportunity Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SHORT SALE TRANSACTIONS: Opportunity Fund may engage in short-selling which obligates Opportunity Fund to replace the security borrowed by purchasing the security at current market value. Opportunity Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which Opportunity Fund replaces the

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 1996

borrowed security. Opportunity Fund would realize a gain if the price of the security declines between those dates. Until Opportunity Fund replaces the borrowed security, Opportunity Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or other liquid securities sufficient to cover its short position. For the period from December 26, 1996 (commencement of investment operations) to December 31, 1996, Opportunity Fund did not engage in any short selling.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or reinvested in additional shares of each fund.

EXPENSES
Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among the funds on a pro rata basis.

ORGANIZATION COSTS
Organization costs were incurred in connection with the start-up and initial registration of U.S. Emerging Growth Fund and Opportunity Fund. These costs are amortized over 60 months on a straight-line basis from the commencement of investment operations of such fund.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT SECURITY TRANSACTIONS
For the year ended December 31, 1996 for Growth Fund, the period from January 2, 1996 (commencement of investment operations) to December 31, 1996 for U.S. Emerging Growth Fund and the period from December 26, 1996 (commencement of investment operations) to December 31, 1996 for Opportunity Fund, the cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities were as follows:

                          Cost of           Proceeds
                        Purchases         from Sales
-----------------------------------------------------
Growth Fund           $62,958,504       $192,143,096
U.S. Emerging
   Growth Fund        $30,574,017       $ 20,977,468
Opportunity Fund      $   148,750       $         --
-----------------------------------------------------


4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The funds have entered into investment advisory agreements with the Adviser. The Adviser is responsible for the management of each fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each fund. For such services, each fund pays a monthly investment management fee calculated at the following annualized rates:
Growth Fund and U.S. Emerging Growth Fund-- 1% of each fund's average daily net assets; Opportunity Fund--1.3% of Opportunity Fund's average daily net assets. The Adviser has voluntarily agreed to pay certain U.S. Emerging Growth Fund and Opportunity Fund expenses incurred during the first year of each fund's operation. Thereafter, such voluntary expense reimbursement may be discontinued or modified at the Adviser's sole discretion.

The funds have entered into administration agreements with Princeton Administrators, L.P. (the "Administrator") which provide the Administrator with a monthly administrative fee in an amount equal to an annualized rate of 0.20% of each fund's average daily net assets not exceeding $600,000,000 and 0.175% of each fund's average daily net assets in excess of $600,000,000, subject to an annual minimum fee of $125,000 for each fund. For the period through December 31, 1996, the Administrator has agreed to waive the annual minimum fee provision for U.S. Emerging Growth Fund and Opportunity Fund. For its fee, the Administrator

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 1996

provides certain administrative, accounting, clerical and record keeping services for each fund.

The funds have entered into distribution agreements with the Distributor, an affiliate of the Adviser. The Distributor serves as the principal underwriter of each fund's shares. Pursuant to the Distribution Plans adopted by each fund in accordance with Rule 12b-1 under the Act, each fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of each fund's shares as follows:

                   Account
               Maintenance        Distribution
                       Fee                 Fee
-----------------------------------------------
Class B               0.25%               0.75%
Class C               0.25%               0.75%
Class D               0.25%                 --
-----------------------------------------------

In addition to the investment management fee, the administrative fee and account maintenance and distribution fees, each fund is responsible for paying most other operating expenses, including directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance and other miscellaneous expenses.

Legal fees of $119,376 for the year ended December 31, 1996 for Growth Fund and $15,570 for the period from January 2, 1996 (commencement of investment operations) to December 31, 1996 for U.S. Emerging Growth Fund were paid to a law firm of which the secretary of each fund is a partner. Certain officers and/or directors of each fund are officers and/or directors of the Adviser and/or the Distributor. The Company and Growth Fund pay each director who is not an "affiliated person" as defined in the Act a combined fee of $13,000 per year plus $1,300 for each meeting attended.

NOTES TO FINANCIAL STATEMENTS (continued)   December 31, 1996

5. FINANCIAL HIGHLIGHTS -- GROWTH FUND
Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated are as follows. (For periods prior to December 31, 1995, the Fund operated as a closed-end investment company.)


                                                                                             Period
                                                  Year ended 12/31/96                Year      from      Year      Year
                                                  -------------------                ended  7/1/94 to    ended     ended
Per Share Data                             Class A   Class B   Class C   Class D  12/31/95   12/31/94  6/30/94   6/30/93
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $11.95    $11.95    $11.95    $11.95    $14.95    $13.53    $15.10    $13.78
Operations:
   Investment loss-net                      (0.23)    (0.36)    (0.36)    (0.26)    (0.12)    (0.07)    (0.11)    (0.05)
   Net realized and unrealized
   gain (loss) on investments                2.05      2.05      2.03      2.03      2.71      1.83     (0.57)     1.38

Total from operations                        1.82      1.69      1.67      1.77      2.59      1.7      (0.68)     1.33
Distributions to shareholders:
   From investment income-net                  --        --        --        --        --        --        --     (0.01)
   From realized capital gains-net          (0.08)    (0.08)    (0.08)    (0.08)    (5.59)       --     (0.52)       --
   Tax return of capital                       --        --        --        --        --     (0.34)    (0.37)       --
                                           -----------------------------------------------------------------------------
Net asset value, end of period             $13.69    $13.56    $13.54    $13.64    $11.95    $14.95    $13.53    $15.10
                                           -----------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------

Total investment return (1)                15.22%    14.14%    13.97%    14.81%    17.81%    13.06%     (4.53)%   9.64%
Net assets at end of period
    (000s omitted)                       $96,458       $37        $2      $340  $140,642  $223,317   $202,192  $473,768
Ratio of expenses to average net assets     1.88%     2.88%     2.88%     2.13%     1.60%     1.58%(2)   1.55%     1.40%
Ratio of net investment loss
    to average net assets                  (1.56)%   (2.53)%   (2.49)%   (1.81)%   (0.72)%   (0.98)%(2) (0.63)%   (0.36)%
Portfolio turnover rate
    (excluding short-term securities)         57%       57%       57%       57%      155%       19%        70%       66%
Average commission per share (3)          $0.0599  $0.0599   $0.0599   $0.0599       N/A       N/A        N/A       N/A
------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads. Total investment returns prior to December 29, 1995 reflect performance of the Growth Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Growth Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund, the Growth Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.
(2) Adjusted to an annual basis.
(3) For fiscal years beginning in 1996, the Growth Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

NOTES TO FINANCIAL STATEMENTS (Continued)                      December 31, 1996

5. FINANCIAL HIGHLIGHTS -- U.S. EMERGING GROWTH FUND
Per share data for a share of capital stock outstanding throughout the period and selected supplemental and ratio information for the period indicated are as follows:


                                                                                                Period from 1/2/96*
                                                                                 to 12/31/96
Per Share Data                                      Class A             Class B             Class C             Class D
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.00              $10.00              $10.00              $10.00
                                                     -------------------------------------------------------------------
Operations:
   Investment loss-net                                (0.11)              (0.24)              (0.24)              (0.14)
   Net realized and unrealized gain on investments     4.53                4.52                4.51                4.47
                                                     -------------------------------------------------------------------

Total from operations                                  4.42                4.28                4.27                4.33

Distributions to shareholders:
   From realized capital gains-net                    (1.91)              (1.91)              (1.91)              (1.91)
                                                     -------------------------------------------------------------------

Net asset value, end of period                       $12.51              $12.37              $12.36              $12.42
                                                     -------------------------------------------------------------------
                                                     -------------------------------------------------------------------

Total investment return (1)                          44.32%              42.90%              42.82%              43.40%
Net assets at end of period (000s omitted)           $9,025              $1,709              $1,766              $1,275
Ratio of expenses, before reimbursement,
   to average net assets                              3.44%(2)            3.62%(2)            4.32%(2)            3.83%(2)
Ratio of expenses, net of reimbursement,
   to average net assets                              1.55%(2)            2.55%(2)            2.55%(2)            1.80%(2)
Ratio of net investment loss to average net assets  (1.09)%(2)          (2.15)%(2)          (2.13)%(2)          (1.36)%(2)
Portfolio turnover rate (excluding
   short-term securities)                              204%                204%                204%                204%
Average commission per share                        $0.0600             $0.0600             $0.0600             $0.0600
------------------------------------------------------------------------------------------------------------------------

*Commencement of investment operations.
(1) Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads. Total investment returns for periods of less than one full year are not annualized.
(2) Adjusted to an annual basis.

NOTES TO FINANCIAL STATEMENTS (concluded)                      December 31, 1996

5. FINANCIAL HIGHLIGHTS -- OPPORTUNITY FUND
Per share data for a share of capital stock outstanding throughout the period and selected supplemental and ratio information for the period indicated are as follows:

                                                                            Period from 12/26/96*
                                                                                 to 12/31/96
Per Share Data                                      Class A             Class B             Class C             Class D
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.00              $10.00              $10.00              $10.00
                                                     -------------------------------------------------------------------
Operations:
   Investment loss-net                                   --                  --                  --                  --
   Net realized and unrealized loss on investments    (0.13)              (0.13)              (0.13)              (0.13)
                                                     -------------------------------------------------------------------

Total from operations                                 (0.13)              (0.13)              (0.13)              (0.13)
                                                     -------------------------------------------------------------------

Net asset value, end of period                        $9.87               $9.87               $9.87               $9.87
                                                     -------------------------------------------------------------------

Total investment return (1)                           (1.30)%             (1.30)%             (1.30)%             (1.30)%
Net assets at end of period (000s omitted)               $286                  $1                  $1                $112
Ratio of expenses, before reimbursement,
   to average net assets                                3.98%(2)            4.98%(2)            4.98%(2)            4.23%(2)
Ratio of expenses, net of reimbursement,
   to average net assets                                1.89%(2)            2.89%(2)            2.89%(2)            2.14%(2)
Ratio of net investment loss to
   average net assets                                 (1.89)%(2)          (2.98)%(2)          (3.02)%(2)          (2.14)%(2)
Portfolio turnover rate (excluding
   short-term securities)                                  0%                  0%                  0%                  0%
Average commission per share (3)                          N/A                 N/A                 N/A                 N/A
------------------------------------------------------------------------------------------------------------------------

*Commencement of investment operations.
(1) Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads. Total investment returns for periods of less than one full year are not annualized.
(2) Adjusted to an annual basis.
(3) For fiscal year ended December 31, 1996, the Opportunity Fund did not incur commissions as a result of securities being purchased in the over-the-counter market.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
The Jundt Growth Fund, Inc. and Jundt Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of The Jundt Growth Fund, Inc., and Jundt U.S. Emerging Growth Fund and Jundt Opportunity Fund (funds within Jundt Funds, Inc.) as of December 31, 1996, and the related statements of operations for the year then ended (the period from January 2, 1996, commencement of operations, to December 31, 1996, for Jundt U.S. Emerging Growth Fund, and the period from December 26, 1996, commencement of operations, to December 31, 1996, for Jundt Opportunity Fund), the statements of changes in net assets for each of the years in the two-year period then ended (the period from January 2, 1996 to December 31, 1996, for Jundt U.S Emerging Growth Fund, and the period from December 26, 1996 to December 31, 1996, for Jundt Opportunity Fund) and the the financial highlights for the periods presented in note 5 to the financial statements. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and preform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund and Jundt Opportunity Fund as of December 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 31, 1997

FEDERAL TAX INFORMATION (unaudited)

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended December 31, 1996, shown below. Shareholders should consult a tax adviser on how to report these distributions for federal and state income tax purposes.

Per share distributions are as follows (distributions of short-term capital gains are included in ordinary income):


                                              Domestic       Interest     Other Non-
                                            Qualifying           from     Qualifying          Total      Long-Term
Record                          Payable       Ordinary        Federal       Ordinary       Ordinary        Capital
Date                               Date         Income    Obligations         Income         Income          Gains
-------------------------------------------------------------------------------------------------------------------
Growth Fund:
12/23/96                       12/31/96      $0.002396      $0.004407      $0.073157      $0.079960          $0.00

U.S. Emerging Growth Fund:
12/23/96                       12/31/96          $0.00          $0.00      $1.906510      $1.906510          $0.00

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

                                                                            27

INVESTMENT ADVISER
Jundt Associates, Inc.
1550 Utica Avenue South
Suite 950
Minneapolis, MN 55416

DISTRIBUTOR
U.S. Growth Investments, Inc.
1550 Utica Avenue South
Suite 935
Minneapolis, MN 55416

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

TRANSFER AGENT
National Financial Data Services
P.O. Box 419168
Kansas City, MO 64141-6168
1-800-370-0612

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth & Marquette
Minneapolis, MN 55479

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
4200 Norwest Center
Minneapolis, MN 55402

LEGAL COUNSEL
Faegre & Benson LLP
2200 Norwest Center
Minneapolis, MN 55402

FOR MORE INFORMATION CONCERNING EACH FUND (INCLUDING FEES, EXPENSES AND RISKS ASSOCIATED WITH AN INVESTMENT IN EACH FUND), CONTACT THE FUND AT 1-800-370-0612 OR YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. PAST PERFORMANCE SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

GENERAL INFORMATION REGARDING EACH FUND'S PORTFOLIO, UPDATED MONTHLY, IS AVAILABLE BY CALLING PRINCETON ADMINISTRATORS, L.P.,
AT 1-800-543-6217 OR 1-609-282-4600.